UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 14, 2016

CARPENTER TECHNOLOGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-5828	23-0458500
(State of or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. No.)

P.O. Box 14662 Reading, Pennsylvania	19612-4662
(Address of principal executive offices)	(Zip Code)

(610) 208-2000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Pursuant to Regulation FD, Carpenter Technology Corporation (the “Company”) is furnishing certain information with respect to a slide presentation in connection with the Company’s participation at the KeyBanc Basic Materials and Packaging Conference in Boston, Massachusetts, on Wednesday, September 14, 2016.

The slide presentation, attached to this Current Report on Form 8-K as Exhibit 99.1 hereto and incorporated herein by reference, is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for any purpose.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Slide presentation of Carpenter Technology Corporation used in connection with the Company’s September 14, 2016 participation at the KeyBanc Basic Materials and Packaging Conference.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 14, 2016	CARPENTER TECHNOLOGY CORPORATION

	By	/s/ James Dee
James Dee
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description
99.1	Slide presentation of Carpenter Technology Corporation used in connection with the Company’s September 14, 2016 participation at the KeyBanc Basic Materials and Packaging Conference.